Exhibit 10.22

iSpecimen Inc.

Fourth Amendment to Note Subscription Agreements and Secured Promissory
Notes

Approved by the Board of Directors on September 30, 2020

This Fourth Amendment to the Note Subscription Agreements and Secured Promissory Notes (this “Amendment”) is made and entered into and effective as of October 1, 2020 (the “Effective Amendment Date”), by and among iSpecimen Inc., a Delaware corporation (the “Company”), and those investors who are holders (the “Note Investors”) of the Company’s Secured Promissory Notes in the aggregate principal amount of $6,500,000 (as described below).

Whereas, the Company and the Note Investors have previously and separately entered into various Note Subscription Agreements executed at various times between August 2018 and September 2020 (the “Note Subscription Agreements”), pursuant to which the Company issued and sold $6,500,000 in aggregate principal amount of Secured Promissory Notes (the “Secured Promissory Notes”);

Whereas, the Note Subscription Agreements and the Secured Promissory Notes may be amended with the consent of the Company and the holders of greater than seventy-five percent (75%) in principal amount of outstanding Secured Promissory Notes (the “Majority Lenders” as defined in the Note Subscription Agreements prior to this Amendment);

Now, Therefore, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the Company and the undersigned Note Investors agree as follows:

1.           Defined Terms. Except as specifically provided herein, capitalized terms not defined herein shall have the meanings ascribed to them in the Note Subscription Agreements and the Secured Promissory Notes.

2.           Amendments to the Note Subscription Agreements and the Secured Promissory Notes. The Note Subscription Agreements and the Secured Promissory Notes are hereby amended as follows:

A.	Note Subscription Agreement: Section 1, Subscription for Note

Delete:	“Subject to the terms and conditions contained herein, the undersigned Investor hereby subscribes for and agrees to purchase the principal amount of Secured Promissory Notes, in the form attached hereto as Exhibit A (the “Notes”), in the amount set forth on the signature page of this Agreement. The Notes shall bear interest at a rate of twenty four percent (24%) per annum, on a non-compounding basis, and due on maturity on the earlier of (i) the closing of a new permanent equity financing yielding gross proceeds in excess of $10,000,000 (inclusive of existing convertible notes), (ii) the sale of the Company, (iii) prepayment by the Company, or (iv) December 31, 2019 (which date may be extended for three successive three month periods with the approval of the Board of Directors of the Company) (the “Maturity Date”). The Notes will be repayable upon demand of the Majority Lenders at any time on or after the Maturity Date, provided that the Notes have not been otherwise repaid in accordance with their terms. The Notes will be secured obligations of the Company. The Majority Lenders may, with the approval of the Company, elect to extend the Maturity Date one or more times, at their discretion. The Notes will be issued by the Company solely to “accredited investors” (as defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended, the “Securities Act”).”

iSpecimen Inc.
Fourth Amendment to Note Subscription Agreements and Secured Promissory Notes, October 2020	Page 1

Insert:	“Subject to the terms and conditions contained herein, the undersigned Investor hereby subscribes for and agrees to purchase the principal amount of Secured Promissory Notes, in the form attached hereto as Exhibit A (the “Notes”), in the amount set forth on the signature page of this Agreement. The Notes shall bear interest, on a non-compounding basis, at a rate of twenty four percent (24%) per annum prior to October 1, 2020 and at a rate of thirty percent (30%) per annum from and after October 1, 2020, due on maturity on the earlier of (i) the closing of a new permanent equity financing yielding gross proceeds in excess of $10,000,000 (inclusive of existing convertible notes), (ii) the sale of the Company, (iii) prepayment by the Company, or (iv) March 31, 2021 (the “Maturity Date”). The Notes will be repayable upon demand of the Majority Lenders at any time on or after the Maturity Date, provided that the Notes have not been otherwise repaid in accordance with their terms. The Notes will be secured obligations of the Company. The Majority Lenders may, with the approval of the Company, elect to extend the Maturity Date one or more times, at their discretion. The Notes will be issued by the Company solely to “accredited investors” (as defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended, the “Securities Act”).”

3.          Effect of Amendment. The parties hereby agree and acknowledge that except as provided in this Amendment, the Note Subscription Agreements and the Secured Promissory Notes remain in full force and effect, it being the intention of the parties that this Amendment, the Note Subscription Agreements, and the Secured Promissory Notes, as applicable, be read, construed and interpreted as one and the same integrated instrument. This Amendment shall automatically take effect when executed, signed and delivered by those Note Investors holding greater than seventy-five percent (75%) in principal amount of the outstanding Secured Promissory Notes. The undersigned parties hereby acknowledge and agree that, except as provided in this Amendment, the Note Subscription Agreements, the Secured Promissory Notes, and the respective agreements, covenants and obligations thereunder, are hereby expressly ratified and confirmed as of the date hereof.

4.          Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute a single integrated agreement. For purposes of this Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine, portable document format, or other electronic means is to be treated as an original document. The signature of any party on any such document, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Amendment.

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iSpecimen Inc.
Fourth Amendment to Note Subscription Agreements and Secured Promissory Notes, October 2020	Page 2

iSpecimen Inc.

Fourth Amendment TO THE

NOTE SUBSCRIPTION AGREEMENTS and secured promissory notes

Approved by the Board of Directors on September 30, 2020

In Witness Whereof, the parties hereto have executed this Amendment to the Note Subscription Agreements and Secured Promissory Notes as of the Effective Amendment Date, as an instrument under seal.

Company:

iSpecimen Inc.

By:	/s/ Christopher Ianelli, MD, PhD

	Name:	Christopher Ianelli, MD, PhD

	Title:	Chief Executive Office

This Amendment shall take effect when executed by the Company and those Note Investors holding greater than seventy-five percent (75%) in principal amount of all outstanding Secured Promissory Notes and shall be binding on all other holders of the Secured Promissory Notes.

Note Investor:

Name:

Principal amount of Notes held as of October 1, 2020:

By:	Name:
Signature
Title:

Address:

Date:

iSpecimen Inc.
Fourth Amendment to Note Subscription Agreements and Secured Promissory Notes, October 2020